Item 1. Report to Shareholders

DECEMBER 31, 2004

GROWTH & INCOME FUND

Annual Report

T. ROWE PRICE

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The views and opinions in this report were current as of December 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

--------------------------------------------------------------------------------

                      REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

T. ROWE PRICE GROWTH & INCOME FUND
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Fellow Shareholders

A strong fourth-quarter rally drove your fund's return into double digits for the second straight year as many companies posted solid earnings growth in 2004. While large-cap stocks once again lagged their smaller brethren, this year a number of "old economy" industries such as energy, transportation, and materials found themselves on top and many of the newer technology industries struggled. Some health care industries continued to languish, especially large pharmaceutical companies, but other segments such as biotechnology and health care providers shined. Not surprisingly, the defensive consumer staples group paused after a strong stretch as other areas of the economy offered investors more growth and excitement. For the most recent six months, the S&P 500 Stock Index rose a sturdy 7.19% including dividends; about 76% of the S&P 500 stocks had a positive price return in 2004, down from approximately 92% in 2003. Large-cap value continued to triumph over large-cap growth in the second half of 2004.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 12/31/04                            6 Months            12 Months
--------------------------------------------------------------------------------

Growth & Income Fund                                  8.37%               10.82%

S&P 500 Stock Index                                   7.19                10.88

Lipper Large-Cap Core Funds Index                     5.91                 8.29

Your fund returned 8.37% during the second half, pushing the total return for the year to 10.82%. These results were ahead of the S&P 500 Stock Index for the six months and in line with the index for the year. Fund results were significantly ahead of the Lipper Large-Cap Core Funds Index for both periods.

The fund also continued to perform well relative to its competitors over the longer term. Lipper ranked the fund in the top 4% of the Lipper large-cap core funds universe for the five-year period ended December 31, 2004. (Based on total return, Lipper ranked the Growth & Income Fund 166 out of 925, 236 out of 788, 19 out of 605, and 92 out of 221 funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2004, respectively. (Past performance cannot guarantee future results.)

YEAR-END DISTRIBUTIONS

On December 13, your Board of Directors declared a fourth-quarter dividend of $0.11 per share for shareholders of record on the same date, bringing the total for 2004 to $0.26 per share. On the same day, a $1.27 per share capital gain distribution was declared; $1.25 of this distribution was long-term capital gains. You should have received your check or statement reflecting them as well as Form 1099-DIV summarizing this information for 2004 tax purposes.

MARKET ENVIRONMENT

As many pundits anticipated, stock returns did come alive in the fourth quarter following a swift election result and a more subdued geopolitical temperature, but that was not the whole story. Most companies simply delivered on or exceeded their earnings targets in the back half of the year, breaking the normal pattern of falling short of high year-end expectations. While the Federal Reserve raised its short-term target rate by 1.25 percentage points in 2004, its moves were fully anticipated, and interest rates remained quite low by historical standards. Also on the bright side, U.S. employment made some progress. A few major negatives remained, however. The dollar continued to weaken relative to other currencies, especially the euro, and the federal budget deficit remained high. Nevertheless, real GDP for the year is likely to finish around 4% or slightly lower, and estimates for 2005 are in the 2.5%-3.5% range.

There are some items on our worry list. We think inflation is more of an issue than the core data suggest. Simply put, the rising commodity, regulatory, and health care costs that we have noted before have not subsided. This forces companies either to raise prices, which has become difficult in many industries, or to suffer declining margins, which seems inevitable in 2005. Second, the day of reckoning for expensing options is getting nearer. Barring another postponement, companies will have to begin expensing options in June 2005. Many companies have already reduced their options programs but not enough to avoid reporting higher compensation expenses. This will reduce reported profits and raise the market's price-to-earnings ratio several points, especially within the technology sector. Third, we continue to keep an eye on pension funding, an issue that has eased somewhat along with the rebound in stocks but could reappear should the markets weaken. Lastly, we have kept a watch list of those international companies that have benefited handsomely from the dollar's fall, yet most investors seem to be ignoring the one-time nature of such benefits.

PORTFOLIO REVIEW

Just as in the first half of the year, our winners emerged from a diverse set of sectors, validating our approach that places stock picking ahead of sector selection. The fund's longtime holding in Potash Corp./Saskatchewan, the world's largest fertilizer producer and marketer, was the number one contributor for both the second half and the year, as stronger demand and rising utilization rates translated into a favorable earnings outlook. Another longtime holding, Transocean, a leading provider of high-specification drilling rigs used for deepwater gas and oil wells, was the second-best contributor for the six months and the year. Continued high demand for Transocean's rigs allowed it to significantly raise its day rates (the company's key source of revenue) for the first time in years. (Please see the portfolio of investments for a complete listing of the fund's holdings and the amount each represents in the portfolio.)

GE--currently the U.S.'s largest company by market cap--also did well in the second half of the year as earnings quality improved and accelerated, two tenets for good stock price performance. Sprint, one of our value ideas in 2004, gained ground as investors seemed excited about the company's merger with Nextel Communications. In addition, Sprint's wireless business has done better than planned. Tobacco and food giant Altria Group benefited from a more favorable legal environment and the possibility that management may split the company to unleash more value to shareholders. Rounding out the top 10 for the six months were two market-sensitive financial firms that profited from a better stock market environment, Charles Schwab and Franklin Resources. U.S. Bancorp, another solid contributor for the year, benefited from management's announcement of a significant dividend increase and a greater commitment to repurchasing shares rather than pursuing another major acquisition. Business trends at USB also continue to be better. Finally, Burlington Northern Santa Fe, one of the country's largest railroads, was rewarded for delivering excellent results while meeting the challenges of record traffic.

The fund also suffered a few big setbacks, but losses were mitigated to an extent by some selling prior to the big price drops. Several underperformers were technology companies: Cisco Systems, which had a mildly disappointing summer quarter relative to some investors' expectations, and three semiconductor stocks that were unable to avoid a mini inventory correction, STMicroelectronics, Analog Devices, and Maxim Integrated Products. Pharmaceutical giants

Merck and Pfizer also experienced sharp drops. In Merck's case, the surprise withdrawal of pain reliever Vioxx caused us headaches as the third quarter ended. We have spent a great deal of time analyzing Merck's prospects for 2005 and believe that the potential positives outweigh the negatives. Fortunately, a similar reassessment of Pfizer earlier in the year led us to reduce our position materially before the stock's decline; a wave of patent expirations and a large patent challenge continue to overhang that stock. We simply misjudged Forest Laboratories, a company we reviewed favorably in prior letters. Forest saw its stock price decline on a slowdown in sales of its Alzheimer's drug Namenda, and investors seemed to step aside as they assessed the company's new depression drug Lexapro.

Our final bomb of the quarter was Marsh & McLennan, which declined on news of major sector and company-specific scandal in the insurance brokerage business, a business in which Marsh dominates by a wide margin. This is the second major scandal at Marsh in two years. As a result, CEO Jeff Greenberg and several other longstanding employees were forced to resign. Marsh's earnings will certainly be seriously curtailed as a result of business practice changes. At this point, we think the risk/reward profile is still favorable, but our target price is no longer as high as we once hoped.

The fund's turnover stayed low at just over 36%, but we added several new holdings in technology as valuations finally dropped to attractive levels during the summer. The largest new purchase was Intel, repurchased after a multiyear hiatus from our portfolio. Other new technology holdings included KLA-Tencor, a semiconductor equipment company, VERITAS Software (which we subsequently sold in the fourth quarter for a quick profit), and Flextronics, the leading electronics manufacturing services provider. We also added to Microsoft using some of the proceeds from its large dividend. Deere and Colgate-Palmolive are back in your fund. We took advantage of a price pullback in Deere following several broker downgrades that we think focused too much on near-term fundamentals. In Colgate's case, we had patiently waited for brokers and management to reduce their estimates to a more reasonable range for a company of Colgate's size and mission. A final major purchase was Elan, which recently gained approval for Tysabri, a medicine for the treatment of multiple sclerosis, and Prialt for the management of severe chronic pain. While our purchase of Elan's stock was not as early as we would have liked, we nonetheless think the prospects for further indications for Tysabri are quite good as they are for other drugs in Elan's pipeline.

SECTOR DIVERSIFICATION
--------------------------------------------------------------------------------

Periods Ended                                      6/30/04             12/31/04
--------------------------------------------------------------------------------

Financials                                            25.6%                23.6%

Consumer Discretionary                                13.4                 14.2

Industrials and Business Services                     12.7                 13.4

Information Technology                                11.6                 12.5

Health Care                                           10.7                  9.0

Energy                                                 7.6                  7.9

Consumer Staples                                       6.1                  6.8

Materials                                              6.8                  6.2

Telecommunications Services                            2.9                  3.3

Utilities                                              2.2                  2.6

Cash                                                   0.4                  0.5
--------------------------------------------------------------------------------

Total                                                100.0%               100.0%

Historical weightings reflect current industry/sector classifications. Based on net assets.

In the final quarter, we eliminated three other positions to make room for new ideas. We sold Northrup Grumman following its post-election price gains. We removed STMicroelectronics to upgrade into higher-quality, less commodity-driven semiconductor stocks. Finally, we swapped our Huntington Bancshares into Royal Bank of Scotland, which in our opinion offers more upside potential.

We also scaled back several winners as they approached our price targets. That list included steel company Nucor, J.P. Morgan Chase, Transocean, Comerica, and Potash. We like to stay disciplined with our price targets but have to concede that several of our trims in the first half of 2004--Guidant, Nucor, and Carnival come to mind--continued their excellent stock price performance in the second half.

SUMMARY AND OUTLOOK

The economic outlook remains favorable, but earnings expectations--a key driver of stock price performance--reflect a lot of optimism. The exception is some technology sectors where bearishness seems to be the mood du jour. We recently increased our technology weight and will continue to do so if valuations keep dropping, although our weighting remains smaller than the S&P 500. But in other sectors, the number of really good large-cap opportunities with reasonable valuations and attractive dividend yields is starting to wane, following back-to-back years when all major sectors finished higher. The fund remains balanced among growth and value stocks but will likely lean toward growth if large-cap value continues to outperform large-cap growth by a wide margin in early 2005.

FINANCIAL PROFILE
--------------------------------------------------------------------------------

                                                  Growth &              S&P 500
As of 12/31/04                                 Income Fund          Stock Index
--------------------------------------------------------------------------------

Average Company Yield                                 1.7%                 1.7%

Price/Book Ratio                                      3.5X                 3.5X

Price/Earnings Ratio
(2005 estimated EPS)*                                17.9X                17.8X

Historical Beta
(based on monthly
returns for five years)*                              0.94                 1.00

* Source data: IBES. Forecasts are in no way indicative of future investment returns.

We believe your fund is situated favorably in 2005 for several reasons:

o The fund's holdings are well diversified, providing us an opportunity to participate in further economic growth, yet giving us some downside protection, should the strength of the recovery recede.

o Valuations for many large-cap, dividend-paying companies are reasonable, especially when compared with the small- and mid-cap companies that dominated in 2004.

o Many of the companies we own generate substantial free cash flow and are focused more than ever on using this cash to improve their balance sheets or return cash to shareholders, rather than funding speculative internal or external growth initiatives.

We appreciate your confidence in T. Rowe Price and your continued support.

Respectfully submitted,

Anna M. Dopkin
Chairman of the fund's Investment Advisory Committee

January 18, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

--------------------------------------------------------------------------------

RISKS OF STOCK INVESTING

The fund's share price can fall because of weakness in the stock markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets. While the fund will seek dividend-paying stocks, the overall income level is not expected to play a meaningful role in cushioning its share price against market declines.

GLOSSARY

Beta: A measure of the market risk of a portfolio showing how responsive the fund is to a given market index. By definition, the beta of the benchmark index is 1.00. Usually, higher betas represent riskier investments.

Dividend yield: The annual dividend of a stock divided by the stock's price.

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock's market price with its book value, i.e., the company's net worth divided by the number of outstanding shares.

Price/earnings ratio (P/E): A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. This ratio gives investors an idea of how much they are paying for current or future earnings power.

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

T. ROWE PRICE GROWTH & INCOME FUND
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PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

TWENTY-FIVE LARGEST HOLDINGS

                                                                     Percent of
                                                                     Net Assets
                                                                       12/31/04
--------------------------------------------------------------------------------

GE                                                                          3.1%

Microsoft                                                                   2.4

Citigroup                                                                   2.2

U.S. Bancorp                                                                1.6

UPS                                                                         1.6

--------------------------------------------------------------------------------

Altria Group                                                                1.5

Time Warner                                                                 1.4

St. Paul Companies                                                          1.4

State Street                                                                1.4

Potash Corp./Saskatchewan                                                   1.3

--------------------------------------------------------------------------------

Marsh & McLennan                                                            1.3

Transocean                                                                  1.3

News Corp. Class A                                                          1.3

Duke Energy                                                                 1.3

Viacom                                                                      1.2

--------------------------------------------------------------------------------

Dell                                                                        1.2

Baker Hughes                                                                1.2

Tyco International                                                          1.2

Clear Channel Communications                                                1.2

International Game Technology                                               1.2

--------------------------------------------------------------------------------

Sprint                                                                      1.2

Xilinx                                                                      1.2

Cisco Systems                                                               1.1

Wyeth                                                                       1.1

Morgan Stanley                                                              1.1

--------------------------------------------------------------------------------

Total                                                                      36.0%

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------

MAJOR PORTFOLIO CHANGES
Listed in descending order of size

6 Months Ended 12/31/04

Largest Purchases                          Largest Sales
--------------------------------------------------------------------------------

Intel*                                     Pfizer

Deere*                                     Nucor

KLA-Tencor*                                J.P. Morgan Chase

Microsoft                                  Northrop Grumman**

Colgate-Palmolive*                         STMicroelectronics**

Elan*                                      Transocean

VERITAS Software*                          Comerica

International Game Technology              Huntington Bancshares**

Flextronics*                               VERITAS Software**

Royal Bank of Scotland*                    Potash Corp./Saskatchewan

*    Position added

**   Position eliminated

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

GROWTH & INCOME FUND

As of 12/31/04

S&P 500 Stock Index  $31,258
Lipper Large-Cap Core Funds Index  $26,569
Growth & Income Fund  $26,749

                               S&P 500    Lipper Large-Cap             Growth &
                           Stock Index    Core Funds Index          Income Fund

12/94                   $       10,000     $        10,000      $        10,000

12/95                           13,758              13,176               13,092

12/96                           16,917              15,790               16,449

12/97                           22,561              20,404               20,320

12/98                           29,008              25,900               22,344

12/99                           35,112              30,911               23,190

12/00                           31,915              28,633               25,269

12/01                           28,122              24,959               24,720

12/02                           21,907              19,659               18,826

12/03                           28,190              24,535               24,137

12/04                           31,258              26,569               26,749

AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 12/31/04            1 Year           5 Years             10 Years
--------------------------------------------------------------------------------

Growth & Income Fund              10.82%              2.90%               10.34%

S&P 500 Stock Index               10.88              -2.30                12.07

Lipper Large-Cap Core
Funds Index                        8.29              -2.98                10.26

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

                         Beginning            Ending              Expenses Paid
                     Account Value     Account Value              During Period*
                            7/1/04          12/31/04         7/1/04 to 12/31/04
--------------------------------------------------------------------------------

 Actual             $     1,000.00    $     1,083.70                 $     4.03

 Hypothetical
(assumes 5% return
before expenses)          1,000.00          1,021.27                       3.91

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.77%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS             For a share outstanding throughout each period
--------------------------------------------------------------------------------

                          Year
                         Ended
                      12/31/04    12/31/03    12/31/02    12/31/01    12/31/00
NET ASSET VALUE

Beginning of
period               $   21.72   $   17.11   $   22.82   $   24.44   $   24.44

Investment activities

  Net investment
  income (loss)           0.26        0.19        0.17        0.25        0.34

  Net realized
  and unrealized
  gain (loss)             2.06        4.61       (5.57)      (0.83)       1.83

  Total from
  investment
  activities              2.32        4.80       (5.40)      (0.58)       2.17

Distributions

  Net investment
  income                 (0.26)      (0.19)      (0.16)      (0.26)      (0.34)

  Net realized
  gain                   (1.27)       --         (0.15)      (0.78)      (1.83)

  Total
  distributions          (1.53)      (0.19)      (0.31)      (1.04)      (2.17)

NET ASSET VALUE

End of period        $   22.51   $   21.72   $   17.11   $   22.82   $   24.44
                     -----------------------------------------------------------
Ratios/Supplemental Data

Total return^            10.82%      28.22%     (23.84)%     (2.17)%      8.97%

Ratio of total
expenses to
average net assets        0.78%       0.82%       0.81%       0.81%       0.77%

Ratio of net
investment
income (loss)
to average
net assets                1.15%       1.02%       0.84%       1.08%       1.35%

Portfolio
turnover rate             36.4%       40.5%       44.7%       65.9%       80.3%

Net assets,
end of period
(in millions)         $   1,881   $   1,964   $   1,675   $   2,394   $   2,989


^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004

PORTFOLIO OF INVESTMENTS (1)                        Shares                Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS  99.5%

CONSUMER DISCRETIONARY  14.2%

Automobiles  0.3%

Harley-Davidson                                    100,000                6,075

                                                                          6,075

Hotels, Restaurants & Leisure  1.2%

International Game Technology                      647,000               22,244

                                                                         22,244

Household Durables  1.6%

Fortune Brands                                     180,000               13,892

Newell Rubbermaid                                  620,000               14,998

                                                                         28,890

Media  7.5%

Clear Channel Communications                       665,000               22,271

Disney                                             350,000                9,730

New York Times, Class A                            470,000               19,176

News Corp, Class A *                             1,304,000               24,333

Scripps, Class A                                   170,000                8,207

Time Warner *                                    1,400,000               27,216

Viacom, Class B                                    643,000               23,399

Washington Post, Class B                             7,400                7,274

                                                                        141,606

Multiline Retail  1.8%

Family Dollar Stores                               645,000               20,143

Kohl's *                                           275,000               13,522

                                                                         33,665

Specialty Retail  1.8%

Home Depot                                         385,000               16,455

TJX Companies                                      680,000               17,089

                                                                         33,544

Total Consumer Discretionary                                            266,024

CONSUMER STAPLES  6.8%

Beverages  2.0%

Coca-Cola                                          490,000               20,399

PepsiCo                                            340,000               17,748

                                                                         38,147

Food & Staples Retailing  1.8%

Sysco                                              395,000               15,077

Wal-Mart                                           360,000               19,015

                                                                         34,092

Food Products  0.9%

General Mills                                      325,000               16,156

                                                                         16,156

Household Products  0.6%

Colgate-Palmolive                                  231,000               11,818

                                                                         11,818

Tobacco  1.5%

Altria Group                                       458,000               27,984

                                                                         27,984

Total Consumer Staples                                                  128,197

ENERGY  7.9%

Energy Equipment & Services  3.4%

Baker Hughes                                       542,000               23,127

Schlumberger                                       235,000               15,734

Transocean *                                       580,000               24,586

                                                                         63,447

Oil & Gas  4.5%

BP ADR                                             360,000               21,024

ChevronTexaco                                      370,000               19,429

ConocoPhillips                                      85,000                7,380

ExxonMobil                                         335,000               17,172

Royal Dutch Petroleum ADS                          350,000               20,083

                                                                         85,088

Total Energy                                                            148,535

FINANCIALS  23.6%

Capital Markets  7.9%

Bank of New York                                   615,000               20,553

Charles Schwab                                   1,427,000               17,067

Federated Investors, Class B                       232,300                7,062

Franklin Resources                                 265,000               18,457

Goldman Sachs                                      130,000               13,525

Mellon Financial                                   483,000               15,026

Merrill Lynch                                      170,000               10,161

Morgan Stanley                                     380,000               21,098

State Street                                       535,000               26,279

                                                                        149,228

Commercial Banks  2.4%

Comerica                                            90,000                5,492

Royal Bank of Scotland (GBP)                       260,000                8,727

U.S. Bancorp                                       977,100               30,603

                                                                         44,822

Consumer Finance  1.5%

American Express                                   295,000               16,629

SLM Corporation                                    220,000               11,746

                                                                         28,375

Diversified Financial Services  3.6%

Citigroup                                          872,000               42,013

J.P. Morgan Chase                                  321,000               12,522

Principal Financial Group                          297,000               12,159

                                                                         66,694

Insurance  6.4%

American International Group                       275,000               18,059

Berkshire Hathaway, Class A *                          130               11,427

Marsh & McLennan                                   755,000               24,839

Prudential                                         195,000               10,717

SAFECO                                             165,000                8,620

St. Paul Companies                                 729,203               27,032

XL Capital                                         260,000               20,189

                                                                        120,883

Real Estate  0.7%

Equity Residential, REIT                           375,000               13,568

                                                                         13,568

Thrifts & Mortgage Finance  1.1%

Fannie Mae                                          70,000                4,985

Freddie Mac                                        199,000               14,666

                                                                         19,651

Total Financials                                                        443,221

HEALTH CARE  9.0%

Biotechnology  0.8%

MedImmune *                                        525,200               14,238

                                                                         14,238

Health Care Equipment & Supplies  1.1%

Baxter International                               240,000                8,290

Medtronic                                          270,000               13,411

                                                                         21,701

Health Care Providers & Services  0.6%

Tenet Healthcare *                               1,000,000               10,980

                                                                         10,980

Pharmaceuticals  6.5%

Barr Pharmaceuticals *                             300,000               13,662

Elan ADR *                                         420,000               11,445

Forest Laboratories *                              352,000               15,791

Johnson & Johnson                                  165,000               10,464

Merck                                              562,000               18,062

Pfizer                                             165,000                4,437

Schering-Plough                                    825,000               17,226

Teva Pharmaceutical ADR                            342,000               10,212

Wyeth                                              503,000               21,423

                                                                        122,722

Total Health Care                                                       169,641

INDUSTRIALS & BUSINESS SERVICES  13.4%

Aerospace & Defense  2.1%

Honeywell International                            585,000               20,715

Lockheed Martin                                    340,000               18,887

                                                                         39,602

Air Freight & Logistics  1.6%

UPS, Class B                                       348,000               29,740

                                                                         29,740

Airlines  1.1%

Southwest Airlines                               1,270,000               20,675

                                                                         20,675

Industrial Conglomerates  4.3%

GE                                               1,615,000               58,947

Tyco International                                 625,000               22,338

                                                                         81,285

Machinery  1.3%

Danaher                                            170,000                9,760

Deere                                              200,000               14,880

                                                                         24,640

Road & Rail  3.0%

Burlington Northern Santa Fe                       380,000               17,978

CSX                                                500,000               20,040

Union Pacific                                      276,000               18,561

                                                                         56,579

Total Industrials & Business Services                                   252,521

INFORMATION TECHNOLOGY  12.5%

Communications Equipment  2.1%

Cisco Systems *                                  1,116,000               21,539

Juniper Networks *                                 260,000                7,070

Nokia ADR                                          705,000               11,047

                                                                         39,656

Computers & Peripherals  1.7%

Dell *                                             550,000               23,177

Lexmark International, Class A *                   110,000                9,350

                                                                         32,527

Electronic Equipment & Instruments  0.5%

Flextronics *                                      691,000                9,550

                                                                          9,550

Semiconductor & Semiconductor Equipment  4.7%

Analog Devices                                     497,000               18,349

Intel                                              620,000               14,502

KLA-Tencor *                                       245,000               11,412

Maxim Integrated Products                          327,000               13,862

Texas Instruments                                  315,000                7,755

Xilinx                                             730,000               21,644

                                                                         87,524

Software  3.5%

Adobe Systems                                      112,000                7,027

Microsoft                                        1,705,000               45,540

Oracle *                                           875,000               12,005

                                                                         64,572

Total Information Technology                                            233,829

MATERIALS  6.2%

Chemicals  3.2%

Dow Chemical                                       320,000               15,843

DuPont                                             370,000               18,149

Potash Corp./Saskatchewan                          304,000               25,250

                                                                         59,242

Metals & Mining  2.0%

Alcoa                                              435,000               13,668

Newmont Mining                                     350,000               15,543

Nucor                                              160,000                8,374

                                                                         37,585

Paper & Forest Products  1.0%

International Paper                                470,000               19,740

                                                                         19,740

Total Materials                                                         116,567

TELECOMMUNICATION SERVICES  3.3%

Diversified Telecommunication Services  2.8%

Sprint                                             885,000               21,992

Telus (CAD)                                        158,100                4,760

Telus                                              231,900                6,702

Verizon Communications                             485,000               19,647

                                                                         53,101

Wireless Telecommunication Services  0.5%

Nextel Communications, Class A *                   312,000                9,360

                                                                          9,360

Total Telecommunication Services                                         62,461

UTILITIES  2.6%

Electric Utilities  1.4%

Pinnacle West Capital                              215,000                9,548

PPL                                                306,000               16,304

                                                                         25,852

Multi-Utilities & Unregulated Power  1.2%

Duke Energy                                        930,000               23,557

                                                                         23,557

Total Utilities                                                          49,409

Total Common Stocks (Cost  $1,445,056)                                1,870,405

SHORT-TERM INVESTMENTS  1.6%

Money Market Fund  1.6%

T. Rowe Price Reserve Investment Fund,
2.28% #+                                        30,483,003               30,483

Total Short-Term Investments (Cost  $30,483)                             30,483

                                                                          Value
--------------------------------------------------------------------------------

Total Investments in Securities

101.1% of Net Assets (Cost $1,475,539)                               $1,900,888
                                                                     ----------

(1)  Denominated in U.S. dollars unless otherwise noted

#    Seven-day yield

*    Non-income producing

+    Affiliated company - See Note 4

ADR  American Depository Receipts

ADS  American Depository Shares

CAD  Canadian dollar

GBP  British pound

REIT Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $30,483)                      $             30,483

  Non-affiliated companies (cost $1,445,056)                          1,870,405

  Total investments in securities                                     1,900,888

Other assets                                                             11,139

Total assets                                                          1,912,027

Liabilities

Total liabilities                                                        31,072

NET ASSETS                                                 $          1,880,955
                                                           --------------------

Net Assets Consist of:

Undistributed net investment income (loss)                 $                812

Undistributed net realized gain (loss)                                   32,291

Net unrealized gain (loss)                                              425,348

Paid-in-capital applicable to 83,575,028 shares of
$0.01 par value capital stock outstanding;
500,000,000 shares authorized                                         1,422,504

NET ASSETS                                                 $          1,880,955
                                                           --------------------

NET ASSET VALUE PER SHARE                                  $              22.51
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                           Year
                                                                          Ended
                                                                       12/31/04
Investment Income (Loss)

Income

  Dividend                                                 $             36,887

  Securities lending                                                         17

  Total income                                                           36,904

Expenses

  Investment management                                                  10,824

  Shareholder servicing                                                   3,737

  Custody and accounting                                                    158

  Prospectus and shareholder reports                                         81

  Registration                                                               40

  Legal and audit                                                            17

  Directors                                                                   8

  Miscellaneous                                                              19

  Total expenses                                                         14,884

Net investment income (loss)                                             22,020

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                            171,623

  Foreign currency transactions                                              (5)

  Net realized gain (loss)                                              171,618

Change in net unrealized gain (loss)

  Securities                                                             (2,678)

  Other assets and liabilities
  denominated in foreign currencies                                          (1)

  Change in net unrealized gain (loss)                                   (2,679)

Net realized and unrealized gain (loss)                                 168,939

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $            190,959
                                                           --------------------

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                      Year
                                                     Ended
                                                  12/31/04             12/31/03

Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)             $        22,020      $        17,944

  Net realized gain (loss)                         171,618               68,162

  Change in net unrealized gain (loss)              (2,679)             362,223

  Increase (decrease) in net assets
  from operations                                  190,959              448,329

Distributions to shareholders

  Net investment income                            (21,977)             (17,748)

  Net realized gain                               (102,156)                --

  Decrease in net assets from distributions       (124,133)             (17,748)

Capital share transactions *

  Shares sold                                      164,672              147,726

  Distributions reinvested                         120,301               17,038

  Shares redeemed                                 (434,590)            (306,791)

  Increase (decrease) in net assets from
  capital share transactions                      (149,617)            (142,027)

Net Assets

Increase (decrease) during period                  (82,791)             288,554

Beginning of period                              1,963,746            1,675,192

End of period                              $     1,880,955      $     1,963,746
                                           ---------------      ---------------

(Including undistributed net investment
income of $812 at 12/31/04 and $769
at 12/31/03)

*Share information

  Shares sold                                        7,476                7,948

  Distributions reinvested                           5,416                  897

  Shares redeemed                                  (19,742)             (16,348)

  Increase (decrease) in shares outstanding         (6,850)              (7,503)

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------
                                                              December 31, 2004

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Growth & Income, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on December 21, 1982. The fund seeks to provide long-term capital growth, a reasonable level of current income, and increasing future income through investments primarily in dividend-paying common stocks.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the

T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.


Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $119,000 for the year ended December 31, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

During the year ended December 31, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $4,605,000, represents 12% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled trust managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At December 31, 2004, there were no securities on loan.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $690,448,000 and $915,339,000, respectively, for the year ended December 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended December 31, 2004 were characterized as follows for tax purposes:

--------------------------------------------------------------------------------

Ordinary income                                            $         23,586,000

Long-term capital gain                                              100,547,000

Total distributions                                        $        124,133,000
                                                           --------------------


At December 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                    $        479,589,000

Unrealized depreciation                                             (54,246,000)

Net unrealized appreciation (depreciation)                          425,343,000

Undistributed ordinary income                                         8,022,000

Undistributed long-term capital gain                                 25,086,000

Paid-in capital                                                   1,422,504,000

Net assets                                                 $      1,880,955,000
                                                           --------------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the year ended December 31, 2004, the fund utilized $22,602,000 of capital loss carryforwards.

For the year ended December 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net realized gain                            $        (14,569,000)

Paid-in capital                                                      14,569,000


At December 31, 2004, the cost of investments for federal income tax purposes was $1,475,544,000.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.25% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At December 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $900,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2004, expenses incurred pursuant to these service agreements were $64,000 for Price Associates, $1,142,000 for T. Rowe Price Services, Inc., and $1,599,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $273,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2004, the fund was allocated $266,000 of Spectrum Funds' expenses, of which $192,000 related to services provided by Price. At December 31, 2004, approximately 1.8% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended December 31, 2004, dividend income from the Reserve Funds totaled $239,000, and the value of shares of the Reserve Funds held at December 31, 2004 and December 31, 2003 was $30,483,000 and $32,878,000, respectively.

As of December 31, 2004, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 111,016 shares of the fund, representing less than 1% of the fund's net assets.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price Growth & Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Growth & Income Fund, Inc. (the "Fund") at December 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2005

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included:

o $4,480,000 from short-term capital gains,

o $112,245,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $33,710,000 of the fund's income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $33,623,000 of the fund's income qualifies for the dividends-received deduction.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. ROWE PRICE GROWTH & INCOME FUND
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees, expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.


Independent Directors

Name
(Year of Birth)
Year Elected*

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

Anthony W. Deering
(1945)
2001

Director, Chairman of the Board, President, and Chief Executive Officer, The Rouse Company, real estate developers; Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.
(1943)
1982

Principal, EuroCapital Advisors, LLC, an acquisition and management advisory firm

David K. Fagin
(1938)
1994

Director, Golden Star Resources Ltd., Canyon Resources Corp. (5/00 to present), and Pacific Rim Mining Corp. (2/02 to present); Chairman and President, Nye Corp.

Karen N. Horn
(1943)
2003

Managing Director and President, Global Private Client Services, Marsh Inc. (1999-2003); Managing Director and Head of International Private Banking, Bankers Trust (1996-1999); Director, Eli Lilly and Company and Georgia Pacific (5/04 to present)

F. Pierce Linaweaver
(1934)
2001

President, F. Pierce Linaweaver & Associates, Inc., consulting environmental and civil engineers

John G. Schreiber
(1946)
2001

Owner/President, Centaur Capital Partners, Inc., a real estate investment company; Partner, Blackstone Real Estate Advisors, L.P.;Director, AMLI Residential Properties Trust and The Rouse Company,real estate developers

* Each independent director oversees 112 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price Portfolios Overseen]

Principal Occupation(s) During Past 5 Years and Directorships of Other Public Companies

James A.C. Kennedy, CFA
(1953)
1997
[43]

Director and Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; Director, T. Rowe Price Global Investment Services Limited and T. Rowe Price International, Inc.

James S. Riepe
(1943)
1982
[112]

Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset Management Limited, T. Rowe Price Global Investment Services Limited, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust Company; Director, T. Rowe Price International, Inc.; Chairman of the Board, Growth & Income Fund

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served

Principal Occupation(s)

Jeffrey W. Arricale, CPA (1971)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, the Wharton School, University of Pennsylvania (to 2001); Manager, Assurance, KPMG LLP (to 1999)

Laurie M. Bertner (1977)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Stephen V. Booth, CPA (1961)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier (1960)
Treasurer, Growth & Income Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Trust Company

Anna M. Dopkin, CFA (1967)
President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Roger L. Fiery III, CPA (1959)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)
Chief Compliance Officer, Growth & Income Fund

Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Investment Services, Inc., and T. Rowe Price Group, Inc.

David R. Giroux, CFA (1975)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Gregory S. Golczewski (1966)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Trust Company

Michael W. Holton (1968)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Henry H. Hopkins (1942)
Vice President, Growth & Income Fund

Director and Vice President, T. Rowe Price Investment Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, Inc., and T. Rowe Price Retirement Plan Services, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

David M. Lee, CFA (1962)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Patricia B. Lippert (1953)
Secretary, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Karen M. Regan (1967)
Vice President, Growth & Income Fund

Assistant Vice President, T. Rowe Price

Jeffrey Rottinghaus, CPA (1970)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly student, the Wharton School, University of Pennsylvania (to 2001); Information Technology Consultant, Kelly-Lewey & Associates (to 1999)

Robert W. Sharps, CFA, CPA (1971)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Julie L. Waples (1970)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price

R. Candler Young (1971)
Vice President, Growth & Income Fund

Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                              $9,700               $11,373
     Audit-Related Fees                       1,336                   666
     Tax Fees                                 2,631                 2,954
     All Other Fees                               -                   124

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $903,000 and $821,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Growth & Income Fund, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     February 18, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     February 18, 2005